Exhibit 99.44

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-E

KEY PERFORMANCE FACTORS
June 30, 2001



Expected B Maturity 05/17/2010


Blended Coupon 7.9030%


Excess Protection Level
3 Month Average   6.86%
June, 2001   6.37%
May, 2001   7.14%
April, 2001   7.08%


Cash Yield18.98%


Investor Charge Offs 5.67%


Base Rate 6.94%


Over 30 Day Delinquency 4.78%


Seller's Interest 8.00%


Total Payment Rate14.15%


Total Principal Balance$57,876,901,808.74


 Investor Participation Amount$590,000,000.00


Seller Participation Amount$4,631,211,247.25